UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 23, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 23, 2015, Owens-Illinois, Inc. (“O-I”) announced the appointment of Jan Bertsch, age 58, as Senior Vice President and Chief Financial Officer of O-I, effective immediately. Prior to joining O-I, Ms. Bertsch served as Executive Vice President and Chief Financial Officer for Sigma-Aldrich Corporation, recently acquired by Merck KGaA. Prior to joining Sigma-Aldrich in 2012, Ms. Bertsch was Vice President, Controller and Principal Accounting Officer at BorgWarner Inc. She also spent nearly 30 years at Chrysler LLC and Ford Motor Company in various roles in Finance, Treasury and Information Technology. She also serves on the board of directors of BWX Technologies, Inc.

Ms. Bertsch will receive an annual base salary of $650,000, a target annual incentive of 80% of her annual base salary and be eligible for long-term equity grants under O-I’s Long-Term Incentive Program targeted at $1.3 million. Ms. Bertsch will also receive a special award of restricted stock units valued at $2.5 million with three-year cliff vesting. She will be eligible to participate in the other components of O-I’s executive compensation program, including the Executive Deferred Compensation Plan, severance, health and welfare programs and other benefits, which are described in O-I’s Definitive Proxy Statement filed on April 2, 2015, as well as, the Current Report on Form 8-K filed on March 12, 2015. A copy of Ms. Bertsch’s employment offer letter is attached hereto as Exhibit 10.1.

Ms. Bertsch succeeds John Haudrich, who has resigned his title as Acting Chief Financial Officer, effective immediately. As previously announced on November 20, 2015, Mr. Haudrich will continue as O-I’s Senior Vice President and Chief Strategy and Integration Officer.

O-I’s related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit
No.	Description
10.1	Employment Offer Letter signed November 20, 2015 and effective November 23, 2015
99.1	Press Release dated November 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: November 23, 2015	By:	/s/ James W. Baehren
	Name:	James W. Baehren
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Employment Offer Letter signed November 20, 2015 and effective November 23, 2015
99.1	Press Release dated November 23, 2015